Exhibit 4.14.3

AMENDMENT No.4

TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

BETWEEN

LATAM AIRLINES GROUP S.A.

(formerly known as LAN AIRLINES S.A.)

AND

AIRBUS S.A.S.

A320NEO - LAN - AMDT 4 - A320NEO Family PA

Ref: CT1101195	Page 1 of 8

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

This amendment No.4 to the Agreement (as defined below) is entered into as of this 15 day of April 2016, by and between

AIRBUS S.A.S., having its principal office at:

1 Rond-Point Maurice Bellonte

31707 BLAGNAC-CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

LATAM AIRLINES GROUP S.A. (formerly known as LAN AIRLINES S.A.) having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711- 20th Floor

Las Condes

SANTIAGO

CHILE

(hereinafter referred to as the “Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”.

WHEREAS

A.	The Buyer and the Seller entered into an A320 NEO Purchase Agreement dated June 22, 2011 covering the purchase by the Buyer and the sale by the Seller of [***] A320 NEO Aircraft (the “Original NEO Aircraft”) and such purchase agreement, together with all exhibits, appendices and letter agreements thereto and as previously amended, supplemented or otherwise modified, are together referred to as the “Agreement”.

B.	The Buyer and the Seller entered into an amendment No. 1 to the Agreement, dated February 27, 2013 (“Amendment No.1”), covering [***].

C.	The Buyer and the Seller entered into an A320 family purchase agreement dated March 20, 1998 covering the purchase by the Buyer and the sale by the Seller of certain A320 family aircraft, and such purchase agreement, its amendment No.1 dated February 24th 2000, and all exhibits, appendices and letter agreements thereto are together referred to as the “Original A320 Family Purchase Agreement”.

A320NEO - LAN - AMDT 4 - A320NEO Family PA

Ref: CT1101195	Page 2 of 8

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

D.	The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2, 2000, [***] the Original A320 Family Purchase Agreement into [***] and pursuant to the second such agreement as supplemented with all exhibits, appendices and as amended, supplemented or otherwise modified to and including the date hereof (the “Second A320 Family Purchase Agreement”) whereby, among other matters, the Seller shall sell and deliver and the Buyer shall take delivery of i) [***] Aircraft (as such term is defined in the Second A320 Family Purchase Agreement) and ii) [***] Aircraft (as such term is defined in the Second A320 Family Purchase Agreement). Pursuant to amendment No.16 to the Second A320 Family Purchase Agreement dated of even date herewith, the Parties have agreed to [***].

E.	[***]

F.	The Buyer and the Seller entered into amendment No.2 to the Agreement, dated July 15, 2014 (“Amendment No.2”), covering the order of [***] incremental A320 NEO Aircraft to become the [***] Incremental NEO Aircraft, [***] (as such term is defined in the Second A320 Family Purchase Agreement), and amending certain terms of the Agreement.

G.	The Buyer and the Seller entered into amendment No.3 to the Agreement, dated December 11, 2014 (“Amendment No.3”), covering the order of [***] incremental A320 NEO Aircraft and [***] incremental A321 NEO Aircraft to become the [***] Aircraft, [***] (as such term is defined in the Second A320 Family Purchase Agreement).

H.	The Buyer and the Seller now wish to enter into this amendment No.4 to the Agreement (“Amendment No.4”) to [***].

NOW IT IS HEREBY AGREED AS FOLLOWS:

0.	DEFINITIONS

The terms “herein,” “hereof,” and words of similar import refer to this Amendment No.4 and capitalized terms used herein and not otherwise defined in this Amendment No.4 will have the meanings assigned to them in the Agreement.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

1.	SCOPE

1.1	The scope of this Amendment No.4 is to [***], subject to terms and conditions set out herein.

1.2	Clause 1 of the Agreement is hereby cancelled in its entirety and replaced with the following quoted provision:

QUOTE

1	SALE AND PURCHASE

The Seller shall sell and deliver and the Buyer shall buy and take delivery of [***] A320 NEO Aircraft and [***] A321 NEO Aircraft on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.

UNQUOTE

2.	RESCHEDULING

The Buyer has requested and the Seller hereby agrees to [***] and to deliver such [***] Aircraft in accordance with the following revised scheduled delivery quarters (each a “[***] Scheduled Delivery Quarter”):

Rank Number	[***] Scheduled Delivery Month or Quarter	[***] Scheduled Delivery Quarter
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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Ref: CT1101195	Page 4 of 8

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

3.	[***]

3.1	The Buyer has requested and the Seller hereby agrees to [***] and to deliver such [***] in accordance with the following scheduled delivery quarters (each a “New Scheduled Delivery Quarter”):

Rank Number	[***] Aircraft Type	[***] Scheduled Delivery Quarter	[***] Aircraft Type	[***] Scheduled Delivery Quarter
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

3.2	[***] shall be deemed to be an [***] within the meaning of the Agreement and, unless otherwise expressly stipulated herein, all terms and conditions applicable to the [***] under the Agreement shall apply to the [***].

3.3	For the avoidance of doubt, the [***] shall not be the subject of any [***].

4	DELIVERY SCHEDULE

As a result of (a) [***] set forth in Clause 2 above, (b) the [***] set forth in Clause 3 above and (c) the Parties agreeing to [***], the table contained in clause 9.1.1 of the Agreement (as amended from time to time) shall be deleted in its entirety and replaced with the following:

QUOTE

Scheduled Delivery Months or Quarters		Rank number	Aircraft type	Aircraft defined as

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

UNQUOTE

5.	PREDELIVERY PAYMENTS

5.1	As a consequence of the [***] set forth in Clause 2 above, in respect of each [***], the [***] and the [***] shall be adjusted pursuant to Clauses [***] of the Agreement respectively [***] to reflect the [***] Scheduled Delivery Quarter of such [***]. If such [***] and [***] results in an [***] being [***] in respect of such [***], such [***] shall be applied on the [***] by the Buyer to the Seller under the Agreement.

5.2	As a consequence of the [***] set forth in Clause 3 above, in respect of each [***], the [***] shall be [***] in accordance with Clause 5.3.1 of the Agreement [***] based on (a) [***] set out in Clause 3 of the Agreement in respect of A321 NEO Aircraft and (b) [***] set out in Clause 3.1 above. Such Predelivery Payments shall be made pursuant to the schedule set out in Clause 5.3.2 of the Agreement [***] and any Predelivery Payments becoming due on [***] as a result of [***] shall be paid by the Buyer to the Seller on such date. If [***] and [***] results in [***] being [***] by the Seller in respect of each [***], such [***] shall be applied on the date of [***] due by the Buyer to the Seller under the Agreement. For the avoidance of doubt, in calculating the Predelivery Payments applicable to each [***], account shall be taken of the [***] in respect of the [***].

5.3	[***].

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Ref: CT1101195	Page 6 of 8

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

6.	[***]

7.	[***]

8.	EFFECT OF THE AMENDMENT

8.1	This Amendment No.4 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written.

8.2	The Agreement shall be deemed amended to the extent provided in this Amendment No.4 and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

8.3	The Parties agree that this Amendment No.4 shall constitute an integral, non-severable part of the Agreement and be governed by all of its provisions.

8.4	In the event of any inconsistency between the terms and conditions of the Agreement and those of the present Amendment No.4, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

8.5	This Amendment No.4 will not be modified or varied except by an instrument in writing executed by both Parties.

8.6	The Parties hereby acknowledge and agree that this Amendment No.4 is subject to the confidentiality provisions set forth in clause 22.12 of the Agreement.

8.7	The Parties agree that clause 21 of the Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Amendment No.4.

8.8	This Amendment No.4 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

8.9	This Amendment No.4 shall be governed by and construed in accordance with the laws of England.

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Ref: CT1101195	Page 7 of 8

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

IN WITNESS WHEREOF this Amendment No.4 to the Agreement was duly entered into the day and year first above written.

Agreed and Accepted For and on behalf of	Agreed and Accepted For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S

By:	By:

Its:	Its:

Date:	Date:

LATAM AIRLINES GROUP S.A.

By:

Its:

Date:

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Ref: CT1101195	Page 9 of 9

AMENDMENT No.5

TO THE

A320 FAMILY PURCHASE AGREEMENT

BETWEEN

LATAM AIRLINES GROUP S.A.

(formerly known as LAN AIRLINES S.A.)

AND

AIRBUS S.A.S.

A320NEO - LAN - AMDT 5 - A320NEO Family PA

Ref: CT1101195	Page 1 of 22

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

This amendment No.5 to the Agreement (as defined below) is entered into as of this 15 day of             April     2016, by and between

AIRBUS S.A.S., having its principal office at:

1 Rond-Point Maurice Bellonte

31707 BLAGNAC-CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

LATAM AIRLINES GROUP S.A. (formerly known as LAN AIRLINES S.A.) having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711- 20th Floor

Las Condes

SANTIAGO

CHILE

(hereinafter referred to as the “Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”.

WHEREAS

A.	The Buyer and the Seller entered into an A320 Family Purchase Agreement dated June 22, 2011 covering the purchase by the Buyer and the sale by the Seller of [***] A320 NEO Aircraft and such purchase agreement, together with all exhibits, appendices, letter agreements thereto and as previously amended, supplemented or otherwise modified, are together referred to as the “Agreement”.

B.	The Buyer and the Seller entered into an amendment No. 1 to the Agreement dated February 27, 2013 covering [***].

C.	The Buyer and the Seller entered into an A320 family purchase agreement dated March 20, 1998 covering the purchase by the Buyer and the sale by the Seller of [***] A320 family aircraft bearing rank numbers [***]. By amendment No. 1 to such purchase agreement, entered into by the Buyer and the Seller on February 24th 2000, the number of A320 family aircraft to be purchased was increased to [***], with the additional [***] A320 family aircraft bearing rank numbers [***]. Such [***] A320 family aircraft are hereinafter referred to as the “Original A320 Family Aircraft”, and such purchase agreement, amendment No. 1, and all exhibits, appendices and letter agreements thereto, as amended, supplemented or otherwise modified until August 1st 2000, are together referred to as the “Original A320 Family Purchase Agreement”.

A320NEO - LAN - AMDT 5 - A320NEO Family PA

Ref: CT1101195	Page 2 of 22

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

D.	The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2, 2000, [***] the Original A320 Family Purchase Agreement [***], the first agreement concerning the Original A320 Family Aircraft bearing rank numbers [***] and the second agreement concerning the Original A320 Family Aircraft bearing rank [***]. The second agreement as supplemented with all exhibits, appendices and as amended, supplemented or otherwise modified to and including the date hereof (the “Second A320 Family Purchase Agreement”) covers, among other matters, the sale by the Seller and purchase by the Buyer of i) [***] (as such term is defined in the Second A320 Family Purchase Agreement) and ii) [***] (as such term is defined in the Second A320 Family Purchase Agreement). Pursuant to amendment No.16 to the Second A320 Family Purchase Agreement dated July 15, 2014, the Parties have agreed to [***]. Pursuant to amendment No. 17 to the Second A320 Family Purchase Agreement dated December 11, 2014, the Parties agreed to [***].

E.	[***]

F.	The Buyer and the Seller entered into amendment No. 2 to the Agreement, dated July 15, 2014 (“Amendment No. 2”), covering the order of [***] incremental A320 NEO Aircraft to become the 2014 Incremental NEO Aircraft [***] and amending certain terms of the Agreement.

G.	The Buyer and the Seller entered into amendment No. 3 to the Agreement, dated December 11, 2014 (“Amendment No. 3”), covering the order of [***] Aircraft and [***] become the [***] Aircraft [***] (as such term is defined in the Second A320 Family Purchase Agreement).

H.	The Buyer and the Seller entered into amendment No. 4 to the Agreement, dated as of even date herewith (“Amendment No. 4”), [***].

I.	The Buyer and the Seller now wish to enter into this amendment No. 5 to the Agreement (the “Amendment No. 5”) to amend certain provisions of the Agreement to [***].

NOW IT IS HEREBY AGREED AS FOLLOWS:

0.	Definitions

0.1	Capitalized terms used herein and not otherwise defined in this Amendment No. 5 will have the meanings assigned to them in the Agreement.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

1.	SCOPE

The purpose of this Amendment No. 5 is to make the necessary amendments to the Agreement to [***].

2.	STANDARD SPECIFICATION OF THE AIRCRAFT

2.1.	Definition Clause

2.1.1	The Parties hereby agree to either insert in alphabetical order or amend and restate, as the case may be, the following definitions in Clause 0.1 of the Agreement:

A319 NEO Aircraft – an A319-100N aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A319 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the A319 Propulsion Systems installed thereon upon Delivery.

A319 NEO Airframe – any A319 NEO Aircraft excluding the A319 Propulsion Systems.

A319 NEO Standard Specification - the A319-100N standard specification document [***] which includes a maximum take-off weight (MTOW) of [***], a maximum landing weight (MLW) of [***] and a maximum zero fuel weight (MZFW) of [***], a copy of which has been annexed hereto as Exhibit A-1.

A319 NEO Specification – the A319 NEO Standard Specification as amended by all applicable SCNs.

A320 NEO Aircraft – an A320-200N aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A320 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the A320 Propulsion Systems installed thereon upon Delivery.

A320 NEO Airframe – any A320 NEO Aircraft excluding the A320 Propulsion Systems.

A320 NEO Standard Specification – the A320-200N standard specification document [***], which includes a maximum take-off weight (MTOW) of [***], a maximum landing weight (MLW) of [***] and a maximum zero fuel weight (MZFW) of [***], a copy of which has been annexed hereto as Exhibit A-2.

A320 NEO Specification – the A320 NEO Standard Specification as amended by all applicable SCNs.

A321 NEO Aircraft – an A321-200N aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A321 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the A321 Propulsion Systems installed thereon upon Delivery.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A321 NEO Airframe – any A321 NEO Aircraft excluding the A321 Propulsion Systems.

A321 NEO Standard Specification – the A321-200N standard specification document [***], which includes a maximum take-off weight (MTOW) of [***], a maximum landing weight (MLW) of [***] and a maximum zero fuel weight (MZFW) of [***], a copy of which has been annexed hereto as Exhibit A-3.

A321 NEO Specification – the A321 NEO Standard Specification as amended by all applicable SCNs.

Airframe – as applicable, the A319 NEO Airframe, the A320 NEO Airframe or the A321 NEO Airframe.

NEO Aircraft – means the respective Aircraft.

NEO Standard Specification - means individually or collectively the A319 NEO Standard Specification, the A320 NEO Standard Specification or the A321 NEO Standard Specification, as applicable.

Specification means either (a) the applicable NEO Standard Specification if no SCNs are applicable or (b) the A319 NEO Specification, the A320 NEO Specification, or the A321 NEO Specification, as applicable.

2.1.2	The following definitions are hereby deleted in their entirety from Clause 0.1 of the Agreement:

A319 Aircraft - an A319 aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A319 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the A319 Propulsion System installed thereon upon Delivery.

A319 Airframe - any A319 Aircraft, excluding the A319 Propulsion System therefor.

A319 Specification - the A319 Standard Specification as amended by all applicable SCNs.

A319 Standard Specification - the A319 standard specification document number [***], which includes a maximum take-off weight (MTOW) of [***], a maximum landing weight (MLW) of [***] and a maximum zero fuel weight (MZFW) of [***], a copy of which is annexed hereto as Exhibit A-1.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A320 Aircraft – an A320 aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A320 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the A320 Propulsion System, as applicable, installed thereon upon Delivery.

A320 Airframe – any A320 Aircraft, excluding the A320 Propulsion System therefor.

A320 Specification – the A320 Standard Specification as amended by all applicable SCNs.

A320 Standard Specification – the A320 standard specification document number [***], which includes a maximum take-off weight (MTOW) of [***], a maximum landing weight (MLW) of [***] and a maximum zero fuel weight (MZFW) of [***], a copy of which is annexed hereto as Exhibit A-2.

A321 Aircraft – an A321 aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A321 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the A321 Propulsion System installed thereon upon Delivery.

A321 Airframe – any A321 Aircraft, excluding the A321 Propulsion System therefor.

A321 Specification – the A321 Standard Specification as amended by all applicable SCNs.

A321 Standard Specification – the A321 standard specification document number [***], which includes a maximum take-off weight (MTOW) of [***], a maximum landing weight (MLW) of [***] and a maximum zero fuel weight (MZFW) of [***], a copy of which is annexed hereto as Exhibit A-3.

Irrevocable SCNs means the list of SCNs, which are irrevocably part of the A319 NEO specification, A320 NEO specification or the A321 NEO Specification, as applicable, as set forth in Appendix 1 to Exhibit A-1, Appendix 1 to Exhibit A-2 and Appendix 1 to Exhibit A-3, respectively.

New Engine Option or “NEO” has the meaning set forth in Clause 2.1 hereof.

Sharklets means a new large wingtip device, currently under development by the Seller, designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft, and which are part of the New Engine Option and corresponding Irrevocable SCNs.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

2.2	Specification

Clause 2 of the Agreement is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

2	SPECIFICATION

2.1	Aircraft Specification

2.1.1	Each Aircraft shall be manufactured in accordance with the relevant NEO Standard Specification as may already have been modified or varied at the date of Amendment No. 5 by the Specification Change Notices listed in Appendix 1 to Exhibit A-1, Appendix 1 to Exhibit A-2 or Appendix 1 to Exhibit A-3, as applicable.

2.1.2	[***]

2.2	Specification Amendment

The parties understand and agree that the Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.2.1	Specification Change Notice

The Specification may be amended by written agreement between the parties in a Specification Change Notice (“SCN”). Each SCN shall be substantially in the form set out in Exhibit B1 and shall set out the SCN’s Aircraft embodiment rank number and shall also set forth, in detail, the particular change to be made to the Specification and the effect, if any, of such change on [***]. An SCN may result in an adjustment of the Aircraft Base Price, which adjustment, if any, shall be specified in the SCN.

2.2.2	Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

2.2.2.1	Manufacturer Specification Change Notices

2.2.2.1.1	The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B2 hereto, or by such other means as may be deemed appropriate, and shall set out the MSCN’s Aircraft embodiment rank as well as, in detail, the particular change to be made to the Specification and the effect, if any, of such change on [***].

2.2.2.1.2	[***].

2.2.2.2	In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect [***], such revision shall be performed by the Seller without the Buyer’s consent.

In such cases, the Buyer shall have access to the details of such changes through the relevant application in AirbusWorld.

2.3	Propulsion Systems

2.3.1	Each Airframe shall be equipped with a set of either [***] or [***], upon selection referred to respectively as the “Propulsion Systems”.

	[***]	[***]

A319-100 NEO	[***]	[***]

A320-200 NEO	[***]	[***]

A321-200 NEO	[***]	[***]

* AET means Airbus Equivalent Thrust

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[***]

[***]
[***]	[***]
[***]	[***]
[***]	[***]

2.3.2	[***].

2.4	Milestones

2.4.1	Customization Milestones Chart

Within a reasonable period following signature of the Agreement, the Seller shall provide the Buyer with a customization milestones chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogues”).

2.4.2	Contractual Definition Freeze

The Customization Milestone Chart shall define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer and the Seller (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”. [***].

2.4.3	[***]

[***].

UNQUOTE

3.	PRICE

Clause 3 of the Agreement is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

3	PRICES

3.1	Airframe Base Price

3.1.1	The A319 NEO Airframe Base Price is the sum of:

(i)	the base price of the A319 NEO Airframe as defined in the A319 NEO Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

[***]

(ii)	the sum of the base prices of all additional SCNs set forth in Appendix 1 to Exhibit A-1, which is:

[***]

(iii)	[***]

3.1.2	The A320 NEO Airframe Base Price is the sum of:

(i)	the base price of the A320 NEO Airframe as defined in the A320 NEO Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

[***]

(ii)	the sum of the base prices of all additional SCNs set forth in Appendix 1 to Exhibit A-2, which is:

[***]

(iii)	[***]

3.1.3	The A321 NEO Airframe Base Price is the sum of:

(i)	the base price of the A321 NEO Airframe as defined in the A321 NEO Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

[***]

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Ref: CT1101195	Page 10 of 22

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

(ii)	the sum of the base prices of all additional SCNs set forth in Appendix 1 to Exhibit A-3, which is:

[***]

(iii)	[***]

3.1.4	The above Airframe Base Prices have been established in accordance with a theoretical delivery in [***] (the “Base Period”).

3.2	Propulsion Systems Base Price

3.2.1	The Propulsion Systems Base Price of a set of two (2) CFM International LEAP-[***] (the, “[***]”) for the A319 NEO Aircraft is:

[***]

Said Propulsion Systems Base Price has been established in accordance with a theoretical delivery in [***] and has been calculated from the Reference Price indicated by [***] and set forth in Part 2 of Exhibit C.

3.2.2	The Propulsion Systems Base Price of a set of [***] engines (the, “[***]”) for the A319 NEO Aircraft is:

[***]

Said Propulsion Systems Base Price has been established in accordance with a theoretical delivery in [***] and has been calculated from the Reference Price indicated [***] and set forth in Part 3 of Exhibit C.

3.2.3	The Propulsion Systems Base Price of a set of [***] for the A320 NEO Aircraft is:

[***]

Said Propulsion Systems Base Price has been established in accordance with a theoretical delivery in [***] and has been calculated from the Reference Price indicated by [***] and set forth in Part 2 of Exhibit C.

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Ref: CT1101195	Page 11 of 22

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

3.2.4	The Propulsion Systems Base Price of a set of [***] for the A320 NEO Aircraft is:

[***]

Said Propulsion Systems Base Price has been established in accordance with a theoretical delivery in [***] and has been calculated from the Reference Price indicated by [***] and set forth in Part 3 of Exhibit C.

3.2.5	The Propulsion Systems Base Price of a set of [***] for the A321 NEO Aircraft is:

[***]

Said Propulsion Systems Base Price has been established in accordance with a theoretical delivery in [***] and has been calculated from the Reference Price indicated by [***] and set forth in Part 2 of Exhibit C.

3.2.6	The Propulsion Systems Base Price of a set of [***] for the A321 NEO Aircraft is:

[***]

Said Propulsion Systems Base Price has been established in accordance with a theoretical delivery in [***] and has been calculated from the Reference Price indicated by [***] and set forth in Part 3 of Exhibit C.

3.3	Final Price

The	Final Price of each Aircraft shall be the sum of:

(i)	the Airframe Base Price as revised as of the Delivery Date in accordance with Clause 4.1; plus

(ii)	the aggregate of all increases or decreases to the Airframe Base Price as agreed in any Specification Change Notice or part thereof applicable to the Airframe subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.1; plus

(iii)	the Propulsion Systems Reference Price as revised as of the Delivery Date in accordance with Clause 4.2; plus

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Ref: CT1101195	Page 12 of 22

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; plus

(v)	any other amount due by the Buyer to the Seller pursuant to this Agreement and/or any other written agreement between the Buyer and the Seller with respect to the Aircraft.

UNQUOTE

4.	EXHIBIT A – SPECIFICATION

Exhibit A-1, Exhibit A-2 and Exhibit A-3 of the Agreement are hereby cancelled in their entirety and replaced with the provisions set out in Schedule 1 attached hereto.

5.	EXHIBIT C Part 1 – Seller Price Revision Formula

In Clause 3 of Part 1 of Exhibit C to the Agreement the reference to “Table 6” is hereby replaced with “Table 9”.

6.	EXHIBIT C Part 2 – Propulsion System Price Revision Formula ([***])

6.1	Clause 1 of Part 2 of Exhibit C is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

1.	REFERENCE PRICE OF THE PROPULSION SYSTEMS

[***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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Ref: CT1101195	Page 13 of 22

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 hereof.

UNQUOTE

6.2	In Clause 3 of Part 2 of Exhibit C to the Agreement the reference to “Table 6” is hereby replaced with “Table 9”.

7.	EXHIBIT C Part 3 – Propulsion System Price Revision Formula ([***])

7.1	Part 3 of Exhibit C is hereby amended by replacing each and every reference to [***] with [***]

7.2	Clause 1 of Part 3 of Exhibit C is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

1.	REFERENCE PRICE OF THE PROPULSION SYSTEMS

The Reference Price of a set of [***] Propulsion Systems is:

[***]	[***]
[***]	[***]
[***]	[***]

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

UNQUOTE

7.3	In Clause 3 of Part 3 of Exhibit C to the Agreement the reference to “Table 6” is hereby replaced with “Table 9”.

8.	Letter Agreement No. 5 – [***]

[***]

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Ref: CT1101195	Page 14 of 22

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

9.	Recitals

9.1	Recital A of Amendment No. 2 is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

A. The Buyer and the Seller entered into an A320 NEO Purchase Agreement dated June 22, 2011 covering the purchase by the Buyer and the sale by the Seller of [***] A320 NEO Aircraft and such purchase agreement, together with all exhibits, appendices and letter agreements thereto and as previously amended, supplemented or otherwise modified, are together referred to as the “Agreement”.

UNQUOTE

9.2	Recital A of Amendment No. 3 is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

A. The Buyer and the Seller entered into an A320 NEO Purchase Agreement dated June 22, 2011 covering the purchase by the Buyer and the sale by the Seller of [***] A320 NEO Aircraft and such purchase agreement, together with all exhibits, appendices and letter agreements thereto and as previously amended, supplemented or otherwise modified, are together referred to as the “Agreement”.

UNQUOTE

9.3	Recital D of Amendment No. 3 is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

D. The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2, 2000, [***] the Original A320 Family Purchase Agreement into [***] and pursuant to the second such agreement as supplemented with all exhibits, appendices and as amended, supplemented or otherwise modified to and including the date hereof (the “Second A320 Family Purchase Agreement”) whereby, among other matters, the Seller shall sell and deliver and the Buyer shall take delivery of i) [***] Aircraft (as such term is defined in the Second A320 Family Purchase Agreement) and ii) [***] Aircraft (as such term is defined in the Second A320 Family Purchase Agreement). Pursuant to amendment No.16 to the Second A320 Family Purchase Agreement dated of even date herewith, the Parties have agreed to [***].

UNQUOTE

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Ref: CT1101195	Page 15 of 22

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

9.4	Recital F of Amendment No. 3 is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

F. The Buyer and the Seller entered into amendment No. 2 to the Agreement covering the order of [***] incremental A320 NEO Aircraft to become the [***] NEO Aircraft, [***] (as such term is defined in the Second A320 Family Purchase Agreement), and amending certain terms of the Agreement.

UNQUOTE

10.	PREDELIVERY PAYMENTS

Any Predelivery Payments [***] shall be paid by the Buyer to the Seller [***] the date of signature of this Amendment No. 5.

Any Predelivery Payments [***] shall be applied on the date [***] due under the Agreement, as amended by this Amendment No. 5.

[***]

12.	EFFECT OF THE AMENDMENT

12.1	This Amendment No. 5 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written.

12.2	The Agreement shall be deemed amended to the extent provided in this Amendment No. 5. Except as specifically amended hereby, the Agreement shall continue in full force and effect in accordance with its original terms.

12.3	The Parties agree that this Amendment No. 5 shall constitute an integral, non-severable part of the Agreement and be governed by all of its provisions.

12.4	In the event of any inconsistency between the terms and conditions of the Agreement and those of the present Amendment No. 5, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

12.5	This Amendment No. 5 will not be modified or varied except by an instrument in writing executed by both Parties.

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Ref: CT1101195	Page 16 of 22

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

12.6	The Parties hereby acknowledge and agree that this Amendment No. 5 is subject to the confidentiality provisions set forth in clause 22.12 of the Agreement.

12.7	The Parties agree that clause 21 of the Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Amendment No. 5.

12.8	This Amendment No. 5 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

12.9	This Amendment No. 5 shall be governed by and construed in accordance with the laws of England.

12.10	In the event that any provision of this Amendment No. 5 should for any reason be held ineffective, the remainder of this Amendment No. 5 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment No. 5 prohibited or unenforceable in any respect. Any provisions of this Amendment No. 5 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment No. 5.

This Amendment No. 5 has been executed in two (2) original specimens which are in English.

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Ref: CT1101195	Page 17 of 22

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

IN WITNESS WHEREOF this Amendment No. 5 to the Agreement was duly entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S

By:	By:

Its:	Its:

Date:	Date:

LATAM AIRLINES GROUP S.A.

By:

Its:

Date:

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Ref: CT1101195	Page 18 of 22

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

Schedule 1 to Amendment No. 5

[***]

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Ref: CT1101195

Schedule 1 to Amendment No. 5

[***]

A320NEO - LAN - AMDT 5 - A320NEO Family PA	Page 24 of 22

Ref: CT1101195

Schedule 1 to Amendment No. 5

[***]

A320NEO - LAN - AMDT 5 - A320NEO Family PA	Page 25 of 22

Ref: CT1101195

Schedule 1 to Amendment No. 5

A320NEO - LAN - AMDT 5 - A320NEO Family PA	Page 26 of 22

Ref: CT1101195

AMENDMENT No.6

TO THE

A320 FAMILY PURCHASE AGREEMENT

BETWEEN

LATAM AIRLINES GROUP S.A.

(formerly known as LAN AIRLINES S.A.)

AND

AIRBUS S.A.S.

A320NEO - LAN - AMDT 6 - A320NEO Family PA

Ref: CT1101195	Page 1 of 7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

This amendment No.6 to the Agreement (as defined below) is entered into as of this 8 day of August 2016, by and between

AIRBUS S.A.S., having its principal office at:

1 Rond-Point Maurice Bellonte

31707 BLAGNAC-CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

LATAM AIRLINES GROUP S.A. (formerly known as LAN AIRLINES S.A.) having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711- 20th Floor

Las Condes

SANTIAGO

CHILE

(hereinafter referred to as the “Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”.

WHEREAS

A.	The Buyer and the Seller entered into an A320 Family Purchase Agreement dated June 22, 2011 covering the purchase by the Buyer and the sale by the Seller of the Original NEO Aircraft (as such term is defined in Amendment No. 4) and such purchase agreement, together with all exhibits, appendices, letter agreements thereto and as previously amended, supplemented or otherwise modified, are together referred to as the “Agreement”.

B.	The Buyer and the Seller entered into an amendment No. 1 to the Agreement dated February 27, 2013 covering [***]

C.	The Buyer and the Seller entered into an A320 family purchase agreement dated March 20, 1998 covering the purchase by the Buyer and the sale by the Seller of [***] A320 family aircraft bearing rank numbers [***]. By amendment No. 1 to such purchase agreement, entered into by the Buyer and the Seller on February 24th 2000, the number of A320 family aircraft to be purchased was [***], with the additional [***] A320 family aircraft bearing rank numbers [***]. Such [***] A320 family aircraft are hereinafter referred to as the “Original A320 Family Aircraft”, and such purchase agreement, amendment No. 1, and all exhibits, appendices and letter agreements thereto, as amended, supplemented or otherwise modified until August 1st 2000, are together referred to as the “Original A320 Family Purchase Agreement”.

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Ref: CT1101195	Page 2 of 7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

D.	The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2, 2000, [***] Original A320 Family Purchase Agreement [***], the first agreement concerning the Original A320 Family Aircraft bearing rank numbers [***] and the second agreement concerning the Original A320 Family Aircraft bearing rank numbers [***]. The second agreement as supplemented with all exhibits, appendices and as further amended, supplemented or otherwise modified (the “Second A320 Family Purchase Agreement”) covers, among other matters, the sale by the Seller and purchase by the Buyer of i) [***] Aircraft (as such term is defined in the Second A320 Family Purchase Agreement) and ii) [***] Aircraft (as such term is defined in the Second A320 Family Purchase Agreement). Pursuant to amendment No.16 to the Second A320 Family Purchase Agreement dated July 15, 2014, the Parties have agreed to [***]. Pursuant to amendment No. 17 to the Second A320 Family Purchase Agreement dated December 11, 2014, the Parties agreed to [***].

E.	[***]

F.	The Buyer and the Seller entered into amendment No. 2 to the Agreement, dated July 15, 2014 (“Amendment No. 2”), covering the order of [***] incremental A320 NEO Aircraft to become the [***] Aircraft, [***] (as such term is defined in the Second A320 Family Purchase Agreement), and amending certain terms of the Agreement.

G.	The Buyer and the Seller entered into amendment No. 3 to the Agreement, dated December 11, 2014 (“Amendment No. 3”), covering the order of [***] incremental A320 NEO Aircraft and [***] incremental A321 NEO Aircraft to become the [***] Aircraft, [***] (as such term is defined in the Second A320 Family Purchase Agreement).

H.	The Buyer and the Seller entered into amendment No. 4 to the Agreement, dated as of April 15, 2016 (“Amendment No. 4”), [***].

I.	The Buyer and the Seller entered into amendment No. 5 to the Agreement, dated as of April 15, 2016 [***].

J.	The Buyer and the Seller entered into, as of the same date hereof, an amendment No.24 to the A320 / A330 Purchase Agreement dated November 14, 2006, with reference CT1242567 (“Amendment No.24”) (the “Other Agreement”) [***].

K.	The Buyer and the Seller now wish to enter into this amendment No.6 to the Agreement (“Amendment No.6”) [***].

NOW IT IS HEREBY AGREED AS FOLLOWS:

0.	DEFINITIONS

The terms “herein,” “hereof,” and words of similar import refer to this Amendment No.6 and capitalized terms used herein and not otherwise defined in this Amendment No.6 will have the meanings assigned to them in the Agreement.

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Ref: CT1101195	Page 3 of 7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

1.	SCOPE

The scope of this Amendment No.6 is to [***] subject to terms and conditions set out herein.

[***]

2.2	Clause 1 of the Agreement is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

1	SALE AND PURCHASE

The Seller shall sell and deliver and the Buyer shall buy and take delivery of [***] A320 NEO Aircraft and [***] A321 NEO Aircraft on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.

UNQUOTE

[***]

3.	DELIVERY SCHEDULE

As a result of (a) [***] set forth in Clause 2.1 above and (b) the Parties agreeing to [***], the table contained in clause 9.1.1 of the Agreement (as amended from time to time) shall be deleted in its entirety and replaced with the following:

QUOTE

Scheduled Delivery Months or Quarters		Rank number	Aircraft type	Aircraft defined as

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

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Ref: CT1101195	Page 4 of 7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

UNQUOTE

4.	PREDELIVERY PAYMENTS

The Parties agree that the [***]:

[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]

9.	EFFECT OF THE AMENDMENT

9.1	This Amendment No.6 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written.

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Ref: CT1101195	Page 5 of 7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

9.2	The Agreement shall be deemed amended to the extent provided in this Amendment No.6 and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

9.3	The Parties agree that this Amendment No.6 shall constitute an integral, non-severable part of the Agreement and be governed by all of its provisions.

9.4	In the event of any inconsistency between the terms and conditions of the Agreement and those of the present Amendment No.6, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

9.5	This Amendment No.6 will not be modified or varied except by an instrument in writing executed by both Parties.

9.6	The Parties hereby acknowledge and agree that this Amendment No.6 is subject to the confidentiality provisions set forth in clause 22.12 of the Agreement.

9.7	The Parties agree that clause 21 of the Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Amendment No.6.

9.8	This Amendment No.6 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

9.9	In the event that any provision of this Amendment No. 6 should for any reason be held ineffective, the remainder of this Amendment No. 6 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment No. 6 prohibited or unenforceable in any respect. Any provisions of this Amendment No. 6 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment No. 6.

A320NEO - LAN - AMDT 6 - A320NEO Family PA

Ref: CT1101195	Page 6 of 7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

IN WITNESS WHEREOF this Amendment No.6 to the Agreement was duly entered into the day and year first above written.

Agreed and Accepted For and on behalf of	Agreed and Accepted For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S

By:	By:

Its:	Its:

Date:	Date:

LATAM AIRLINES GROUP S.A.

By:

Its:

Date:

A320NEO - LAN - AMDT 6 - A320NEO Family PA

Ref: CT1101195	Page 9 of 9

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.